1 Software for the Treatment of Serious Disease Prescription Digital Therapeutics Investor Day June 6, 2022

2 Forward-Looking Statements and other Cautions/Industry and Market Data Unless the context indicates otherwise, the terms “Pear,” “Company,” “we,” “us,” and “our” refer to Pear Therapeutics, Inc. This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by their use of terms such as “anticipate,” “believe,” “confident,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “target,” “will,” “would” and other similar terms. Examples of forward-looking statements include, among others, statements we make regarding the PDTs becoming a first-line treatment for most conditions; the market opportunities for PDTs; our ability to obtain and maintain adequate payor coverage, and reimbursement for our products. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Pear and its management are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) changes in applicable laws or regulations; (ii) the possibility that Pear may be adversely affected by other economic, business, regulatory, and/or competitive factors; (iii) the evolution of the markets in which Pear competes; (iv) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (v) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (vi) the ability of Pear to obtain funding for its operations, including funding necessary to complete further development, authorization and, if authorized, commercialization of our product candidates; (vii) the impact of the COVID-19 pandemic on Pear’s business; and (viii) other risks and uncertainties set forth in Pear’s filings with the SEC, including our Form 10-K. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise except as may be required by law. Unless otherwise noted, the forecasted industry and market data contained here are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of the included information. The Company has not independently verified any of the data from third party sources, nor has the Company ascertained the underlying economic assumption relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. reSET®, reSET-O®, Somryst® and PearConnect™ are property of Pear and its affiliates. Safe Harbor Statements

3 The Presenters VP, Government Affairs BETH KEYT VP, Market Access MARK HOPMAN MBA, RPH CEO COREY MCCANN MD, PHD CMO YURI MARICICH MD, MBA CCO JULIA STRANDBERG MBA

4 Agenda Topic Time • Introduction to Pear Therapeutics 20 minutes • Medical: Clinical Data and Evidence 60 minutes • Market Access: Payment Infrastructure 60 minutes • Wrap Up 10 minutes

Pear is the category creator and leader in **Prescription Digital Therapeutics (PDTs)**

1 PEAR IS A PIONEER

Pear is the first mover and leader in PDTs via the first three FDA-authorized products

2 PRODUCTS IN MAJOR MARKETS

FDA-authorized reSET®, reSET-O®, and Somryst® for the treatment of addiction and chronic insomnia address 70M+ US patients[1-2]

3 DEEP & BROAD PIPELINE

14 product candidates with the potential to improve care across a range of therapeutic areas

4 END-TO-END PLATFORM

Scalable infrastructure to discover, develop, and deliver PDTs to patients

5 FOCUS ON SCALE

Strategy to be the primary platform for PDTs with an opportunity to scale from 3 to 17 to 100+ PDTs

6 FURTHERING OUR FIRST-MOVER ADVANTAGE

Demonstrated adoption by patients, clinicians, and payors and we intend to apply that playbook across additional geographies and assets

5

PEAR THERAPEUTICS

6 Total Prescriptions3 Fulfillment Rate4 Payment Rate5 Average Selling Price (ASP)6 CPT Codes RECENT MILESTONES EHR Integration Real-World Health Economic Evidence State and Federal Legislation HCPCS Code Access Agreements Today’s discussion is focused on several drivers of our functional metrics

7 24/7 remote access without fear of stigma Favorable side effect profile vs medications Reduce overall healthcare costs Fill gaps in care across large populations Improve reach allowing for broader patient impact Reimbursable events for dashboard interactions 24/7 remote access without the fear of stigma Favorable side effect profile vs medications Reduce overall healthcare costs Fill gaps in care across large populations Improve reach allowing for broader patient impact Potential reimbursable events for dashboard interactions CLINICIANS PATIENTS PAYORS Data and evidence generation support the value proposition for PDTs across the healthcare landscape Helps patients identify safe and effective products Helps clinicians understand the benefits of prescribing Helps payors understand the cost savings from product use

8 Example data and evidence supporting reSET® and reSET-O® Patient and Clinician Payor ✓ Strong patient engagement7,8 ✓ Reduced substance use9 ✓ Enhanced retention in therapy9,10 ✓ High patient and clinician satisfaction11 ✓ Reduced inpatient hospitalizations12 ✓ Reduced emergency department use12 ✓ Durable clinical effect7,8,12 ✓ Overall cost savings12

9 Dr. Scott Whittle Former Medical Director Intermountain Healthcare

Evidence and payment unlock **significant economic value**

EMERGING SECTOR OF SOFTWARE-BASED MEDICINES

- We believe **Prescription Digital Therapeutics (PDTs)** could become first-line treatment for many conditions, **disrupting the >$3T global healthcare industry**[1]

PDT CATEGORY CREATOR POISED FOR MASSIVE OPPORTUNITY

- The first three FDA-authorized PDTs **($2B+ serviceable US market)**, deep and broad pipeline **($15B+ serviceable US market)**, and first end-to-end platform **($250B+ serviceable US market)**

SCALABLE AND ROBUST UNIT ECONOMICS

- Proven **health economic value** driving strong pricing dynamics and streamlined product development driving **software-like margins**

WINNER-TAKE-MOST OPPORTUNITY

- Engine for **repeated PDT development** (PearCreate™) and platform for **rapid PDT commercialization** and provider integration (PearConnect™) - both for Pear and potential partners

DATA, PLATFORM, IP, AND REGULATORY MOATS

- First mover advantage, IP portfolio of patents, copyrights, and trade secrets, continuous data collection, regulatory standards, and potential platform-effect we believe create **sustainable competitive advantage**

10

11 Agenda Topic Time • Introduction to Pear Therapeutics 20 minutes • Medical: Clinical Data and Evidence 60 minutes • Market Access: Payment Infrastructure 60 minutes • Wrap Up 10 minutes

Pear's first **three commercial products** are designed to redefine care for major medical conditions

			Number of People with Disease in US [1,2]
reSET	reSET	Only product FDA-authorized to treat addiction to alcohol, cannabis, cocaine, and stimulants	~40M
reSET-O	reSET-O	Only FDA-authorized software product that's proven to help patients with opioid use disorder stay in outpatient treatment longer	~3M
Somryst	Somryst	Only FDA-authorized drug-free and guideline-recommended treatment for chronic insomnia	~30M

12

PEAR THERAPEUTICS

13 Our data generation strategy is proving that our products work for key stakeholders Randomized Controlled Trials (RCTs) Real-World Clinical Evidence Real-World Health Economic Evidence Demonstrate gold-standard scientific validity using objective endpoints Confirm generalizability of results in real-world compared to controlled clinical study environments Correlate economic value with clinical outcomes Pear demonstrates product value via a Continuum of Evidence

14 Pear’s products are designed to enable secure data aggregation to support patient access and outcomes Patient Clinician Payor • Engagement • Patient Reported Outcomes (PROs) • Clinical Outcomes • Population(s) Management • Clinician input data • Lab values • Claims data • Outcomes data • Population(s) Management Pear.MD

15 Randomized Controlled Trials Real World Clinical and Health Economic Data Number of Trials Number of Patients Duration Number of Publications Number of Patients Duration 2* >1,000 12 month 2 >700 6 month 3* >450 12 month 5 >6,900 6, 9, 12 month 44† (2 FDA pivotals) >5,000 36 month 2† >8,000 24 months Pear’s products are bolstered by significant clinical evidence 3-6 7-14 15-58,68-73 *reSET/reSET-O or Therapeutic Education System (TES) studies; †Somryst or Sleep Healthy Using the Internet (SHUTi) studies

16 Studies supporting Pear’s PDTs include underserved populations Inclusion of females (>30%) ✓3,4,59-64 ✓7,9,10,11,12,65 ✓15,16,21,23,24,27,28,67,68 Inclusion of older adults (>55 years) ✓3,59,60 ✓10,11,12 ✓15,18,21,25,27,28,30,39,67,68 Inclusion of people of color and/or other ethnicities ✓3,4,59-64 ✓66 ✓15,24,25,28,68 Inclusion of people with low socioeconomic status ✓3,4, 59-61, 63, 64 ✓7,9,12,65,66 ✓16,25,30,39,67 Inclusion of people with 12 years or fewer education ✓3,4, 59-61, 63, 64 ✓7,9,65,66 ✓16,24,25,67 Inclusion of people in rural localities ✓62 ✓7,65 ✓16, 27,39 Inclusion of people who are incarcerated ✓4 *reSET/reSET-O or Therapeutic Education System (TES) studies; †Somryst or Sleep Healthy Using the Internet (SHUTi) studies * * †

17 Ann Herbst Executive Director Young People in Recovery

18 • reSET is intended to provide cognitive behavioral therapy, as an adjunct to a contingency management system, for patients 18 years of age and older, who are currently enrolled in outpatient treatment under the supervision of a clinician. • reSET is indicated as a 12-week (90 day) prescription-only treatment for patients with substance use disorder (SUD), who are not currently on opioid replacement therapy, who do not abuse alcohol solely, or who do not abuse opioids as their primary substance of abuse. It is intended to: • increase abstinence from a patient’s substances of abuse during treatment, and • increase retention in the outpatient treatment program 12-week prescription duration reSET Indications for Use Please see Clinician Directions for Use for more Important Safety Information (https://www.resetforrecovery.com/wp-content/uploads/1350_reSET_Clinician_Brief_Summary_2pg_00776676-2_Apr2021.pdf)

reSET® Data Overview

Patient and Clinician

- Two successful randomized clinical trials (RCTs) in >1,000 substance use disorder (SUD) patients (alcohol, cannabis, cocaine, stimulants)[3-4]
- Among patients whose primary addiction was not opioids, adding reSET to outpatient therapy more than 2x abstinence rates (40% vs. 18%)[3]
- Among all patients, adding reSET to outpatient therapy improved retention rate compared to Treatment As Usual (76% vs. 63%)[3]
- Real-world data shows robust engagement with treatment at week 12 (52% completed all of the core treatment program and over 70% of patients engaged in final month of treatment)[6]

Payor

- In the 6 months pre-post following reSET prescription:[5]
  - 50% reduction in total hospitalizations
  - 45% reduction in emergency department visits
  - 56% reduction in inpatient admissions
- Real-world evidence demonstrating reduced HCRU in the 6 months pre-post following reSET prescription (-$3,591 cost difference per patient)[5]

19

PEAR THERAPEUTICS

reSET® pivotal trial outcomes

PIVOTAL STUDY DESIGN[3]

- 399 patients with substance use disorder (SUD) (alcohol, cannabis, cocaine, stimulants) received either;

  Treatment as Usual (TAU) = F2F counseling, or

  Reduced TAU + reSET® for 12 weeks

- TAU = outpatient treatment averaging 4-6h weekly treatment; Reduced TAU = ~2h less weekly clinician time
- Patients provide urine samples 2x/week to monitor drug use
- Co-primary endpoints
  - Abstinence in weeks 9-12
  - Retention in treatment

STUDY RESULTS[3]

	TAU	Reduced TAU + reSET	
Abstinence (amongst all patients)	17.6% (n=193)	40.3% (n=206)	p = 0.0004
Abstinence (amongst patients who were not abstinent at study start)	3.2% (n=193)	16.1% (n=206)	p = 0.0013
Treatment Retention	62.3% (n=193)	76.2% (n=206)	p = 0.0042

Safety ***reSET® did not demonstrate a significant difference in unanticipated adverse events***

PEAR THERAPEUTICS

20

reSET® has demonstrated **real-world healthcare cost reductions**

REAL-WORLD STUDY DESIGN[5]

- Real-world claims analysis of healthcare resource utilization in the 6 months pre- and post-reSET Rx
- Data from 101 patients who utilized reSET were analyzed
- Data collected:
  - Inpatient admissions, ED visits, hospital outpatient, ICU admissions, partial hospitalizations, unique hospital encounters, category costs

HEALTH AND COST-SAVING OUTCOMES[5]



Inpatient Admissions
ED Visits
Hospital Outpatient
ICU Admissions
Partial Hospitalizations
Unique Hospital Encounters
2
-1
-18
-32
-16
-67
-20
-70
Δ Number of Events (Study Population; N=101)‡

-$3,591‡ Cost Difference Per Patient

21

PEAR THERAPEUTICS

22 • reSET-O is intended to increase retention of patients with opioid use disorder (OUD) in outpatient treatment by providing cognitive behavioral therapy, as an adjunct to outpatient treatment that includes transmucosal buprenorphine and contingency management, for patients 18 years or older who are currently under the supervision of a clinician. • Indicated as a prescription-only digital therapeutic • 12-week prescription duration re. Indications for Use Please see Clinician Directions for Use for more Important Safety Information (https://www.resetforrecovery.com/wp-content/uploads/1350_reSET_O_Clinician_Brief_Summary_2pg_00776677-2_Apr2021.pdf)

reSET-O Data Overview

Patient and Clinician

- Three successful RCTs in >450 opioid use disorder (OUD) patients demonstrated ~15% increase in therapy retention [7-9]
- Real world clinical data on two evaluations of collectively >6,000 OUD patients[10,11]
    - 74.2% of patients were retained through the last 4 weeks of treatment
    - 91% of patients met the responder definition of ≥80% of self-report or UDS negative

Payor

- Real world health economic data on >950 OUD patients:
    - Short-term: 62% reduction in inpatient stays and 20% reduction in ED visits over 6 months[12]
    - Long-term: 46% reduction in hospitalizations and >30% reduction in ICU stays compared to controls over 9 months[13]
    - Durable: reSET-O saved $2,791 per patient vs controls over 12 months following a prescription and $3,832 in the sub-population of Medicaid patients[14]

23

PEAR THERAPEUTICS

reSET-O has demonstrated **real-world clinical outcomes** comparable to RCT outcomes

REAL-WORLD STUDY DESIGN[10]

- Real-world observational evaluation of an all-comer population of patients who redeemed a 12-week prescription for reSET-O
- Data from 3,144 individuals with OUD were evaluated
- Data collected:
  - Engagement (use of the therapeutic during a 24-hour period, as well as completion of therapy lessons (modules))
  - Therapeutic use
  - UDS
  - Self-reports of substance use

CLINICAL OUTCOMES[10]



Abstinence in Weeks 9-12*
Abstinence, %
77%
91%
Pivotal Study (N=91)
RWE (n=2,269)



Responder Analysis (≧80% negative UDS or self-report)
Responders, %
78%
91%
Pivotal Study (N = 91)
RWE (N = 3,144)

reSET-O® is not authorized or promoted to improve abstinence.

Analyses of "Abstinence" for each group:
* Missing Data Removed: No positive UDS and/or self-reported use over the final 4 weeks of the 12-week reSET-O® prescription (weeks 9-12); Patients without any data (UDS or self-reports) over the final four weeks removed from analysis population; Weeks without any data (UDS or self-reports) excluded from analysis

24

PEAR THERAPEUTICS

25 reSET has demonstrated compelling real-world engagement This data does not derive from a head-to-head study, it is a comparison of 3 publicly available data sets 25 • Real-world observational evaluation of an all-comer population of patients who redeemed a 12-week prescription for reSET-O • Data from 3,144 individuals with OUD were evaluated • Data collected: o Engagement (use of the therapeutic during a 24-hour period, as well as completion of therapy lessons (modules)) o Therapeutic use o UDS o Self-reports of substance use C L I N I C A L O U T C O M E S 1 0R E A L - W O R L D S T U D Y D E S I G N 1 0 0% 20% 40% 60% 80% 100% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 % o f P at ie n t E n g ag ed Week of Use reSET-O Real World Study Select Non-FDA Cleared Digital Therapeutics Mental Health and Wellness Apps 10 74 75 2-week buprenorphine retention76

reSET-O has demonstrated durable **healthcare cost reductions** – especially in Medicaid patients

REAL-WORLD STUDY DESIGN[14]

- Real world case-control analysis of healthcare resource utilization in the 12 months following reSET-O Rx
- All patients: Data from 901 patients who utilized reSET and 978 control patients
- Medicaid patients: Data from 666 patients who utilized reSET and 640 control patients
- Data analyzed:
  - Inpatient admissions, ED visits, hospital outpatient, ICU admissions, partial hospitalizations, unique hospital encounters, category costs

HEALTH AND COST-SAVING OUTCOMES[14]

Outcomes in Medicaid Patients:

22% Reduction in total hospital encounters

25% Reduction in Inpatient Admissions

22% Reduction in ED visits

11% Reduction in hospital outpatient surgeries

$3,832 Estimated 1-year cost savings per patient

26

PEAR THERAPEUTICS

27 reSET demonstrates near-term and durable clinical and health economic outcomes $2,385 $2,600 2,791 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 6 month 9 month 12 month reSET-O HEOR Cost Savings over Time reSET-O $3,832 Medicaid Savings n = 351 n = 508 n = 1879 12 13 14

28 • Somryst is a prescription-only digital therapeutic intended to provide a neurobehavioral intervention (CBT-I) to patients 22 years of age and older with chronic insomnia • Somryst treats patients with chronic insomnia by improving a patient’s insomnia symptoms re. Indications for Use Please see Clinician Directions for Use for more Important Safety Information (https://www.somrysthcp.com/pdfs/Somryst%20Clinician%20Information%20Brief%20Summary%20Instructions_21.pdf)

Somryst Data Overview

Patient and Clinician

- 2 RCTs supporting FDA authorization in >1,400 patients:
  - 45% Decrease in the severity of insomnia symptoms[15]
  - >50% Decrease in depression symptoms[16]
  - Up to 18 months durable effect on insomnia, depression, and anxiety[43,69]
- Examined in 44 completed or ongoing studies[15-58,68,69]
  - Sub-population analyses focused on underserved populations (incl. cancer survivors, rural and low-income populations, and communities of color) as well as care settings including sleep medicine, primary care[20-30,56,57]
  - Multiple studies still in progress
  - Durability out to 36 months[58]

Payor

- In the 24 months following Somryst initiation, there was a -$2,059 cost difference per patient[17]
- In the 24 months following Somryst initiation[17]:
  - 53% reduction in emergency department services
  - 21% reduction in inpatient admissions

†Somryst or Sleep Healthy Using the Internet (SHUTi) studies

29

PEAR THERAPEUTICS

Somryst pivotal trial outcomes (1/2)

PIVOTAL STUDY DESIGNS[15,16,70]

- Two randomized controlled trials that evaluated >1400 adults with chronic insomnia
- Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores)
- Data collected:
  - FDA-reviewed endpoint (Insomnia Severity Index)
  - Sleep Onset Latency (SOL): time it takes to fall asleep
  - Wakefulness After Sleep Onset (WASO): amount of time spent awake

OUTCOMES[15,16,70]

STUDY 1 [15]

Mean Insomnia Severity Index Score by Treatment Group (N=303)

*P<0.0001 Difference between treatment groups at all times after baseline



Insomnia Severity Index
20
15
10
5
0
↓18%
↓32%
↓35%
↓45%
↓51%
↓57%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=152)
Usual Care + SHUTi (N=151)

STUDY 2 [16]

Mean Insomnia Severity Index Score by Treatment Group (N=1149)

*P<0.0001 Difference between treatment groups at all times after baseline



Insomnia Severity Index
20
15
10
5
0
↓19%
↓25%
↓30%
↓55%
↓52%
↓52%
Baseline
End of Treatment (Week 9)
6 months follow up
12 months follow up
Usual Care + Control (N=575)
Usual Care + SHUTi (N=574)

↓ Percentage reduction in insomnia symptom severity

- - - - Sub-threshold for clinical definition of insomnia

30

PEAR THERAPEUTICS

Somryst pivotal trial outcomes (2/2)

PIVOTAL STUDY DESIGNS[15,16,70]

- Two randomized controlled trials that evaluated >1400 adults with chronic insomnia
- Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores)
- Data collected:
  - FDA-reviewed endpoint (Insomnia Severity Index)
  - Sleep Onset Latency (SOL): time it takes to fall asleep
  - Wakefulness After Sleep Onset (WASO): amount of time spent awake

OUTCOMES[15,16,70]



Goodnight Study
ISI remitter rate (%) Mean ± 95%CI
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
61.6%
14.9%
*
56.2%
20.4%
*
63.0%
25.7%
Week 9
Month 6
Month 12



UVA Study
ISI remitter rate (%) Mean ± 95%CI
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
*
40.6%
11.3%
*
49.1%
24.0%
*
56.6%
27.3%
Week 9
Month 6
Month 12

Somryst® was tested under the name Sleep Healthy Using the Internet (SHUTi), an early version of Somryst with equivalent content. In clinical studies, Somryst demonstrated persistent results at 6- and 12-month follow-ups. Somryst users may not experience any or all of these benefits. Data are part of a post hoc analysis.

* Patients self-reported medication use at baseline.

31

PEAR THERAPEUTICS

Somryst patient engagement in the real world

REAL-WORLD STUDY DESIGN[18,19,71-73]

- 7,414 patients utilized Somryst in a pre-commercial pilot study[18,19,71-73]
- Patients utilized the product for 9 weeks, consisting of 6 treatment modules (cores)
- Data collected:
  - FDA-reviewed endpoint (Insomnia Severity Index)
  - Sleep Onset Latency (SOL): time it takes to fall asleep
  - Wakefulness After Sleep Onset (WASO): amount of time spent awake
  - 348,584 sleep diaries were collected

OUTCOMES[18,19,71-73]


Patient Engagement
% of patients active
100
80
60
40
20
0
100%
88%
77%
67%
60%
53%
C1
C2
C3
C4
C5
C6


ISI Score
ISI Score
20
15
10
5
0
19
18
15
13
11
10
C1
C2
C3
C4
C5
C6


Sleep Onset Latency
SOL Score
35
30
25
20
15
10
5
0
33
21
16
15
15
16
C1
C2
C3
C4
C5
C6


Wake After Sleep Onset
WASO Score
50
40
30
20
10
0
41
23
18
17
17
18
C1
C2
C3
C4
C5
C6

32

PEAR THERAPEUTICS

Somryst 24-month real world health economic data demonstrated strong results

HEOR STUDY DESIGN[17]

- Real-world claim analysis of healthcare resource utilization in the 12 pre- and post-Somryst Rx
- Data from 242 patients who utilized Somryst were analyzed
- Data analyzed:
    - Sleep medication use, ED visits, office visits, inpatient admissions, hospital outpatient, ambulatory surgical, category costs

COST SAVING OUTCOMES[17]

53%	21%	19%	13%	2%
Reduction in emergency department services	**Reduction in Inpatient Admissions**	**Reduction in sleep medicine use**	**Reduction in hospital outpatient services**	**Increase in office visits**

$2,059

Estimated 2-year cost savings per patient

Cost difference after accounting for change in all categories of HCRU; Incidence and IRR are evaluated from a repeated measures (i.e., pre- and post-index for each patient) negative binomial model of count of stays/visits, with an offset for the number of days in each period.

33

PEAR THERAPEUTICS

34 reSET has a robust data set 44 Studies† • 2 RCTs used for FDA submission (>1400 patients)15,16,70 • Real world health economic study over 24 months (>$2,000 cost savings)17 • Real world evaluations across a total of (>8,000 patients)18,19,71-73 • Studies targeted relevant disease , underserved populations and care settings, such as: • Cancer Survivors 20-23, Pediatric Cancer Survivors 24, Black Women25, Rural Women 26,27, Adults with Asthma 28, Middle-Aged Populations with Health Disparities 29, Men with Depression30 and others • Some studies evaluated endpoints including insomnia, anxiety, depression, and suicidal idiation31-55 • Care Settings: Sleep Medicine, Primary Care and others56,57 • Durations include out to 36 months58 †Somryst or Sleep Healthy Using the Internet (SHUTi) studies

35 We believe Pear’s commercial progress is catalyzed by clinical and cost data which drives use and reimbursement Product Randomized Controlled Trials Real-World Clinical and Health Economic reSET3-6 ✓ 2 RCTs in >1,000 patients ✓ 6-month HCRU data in 100 patients reSET-O7-14 ✓ 3 RCTs in >450 patients ✓ 2 RWE evaluations in collectively >6,000 patients ✓ 6,9,12-month HCRU data in >2,000 patients Somryst15-58,68-73 ✓ 2 pivotal RCTs in >1400 patients ✓ 44 clinical studies in > 5,700 patients ✓ 2 RWE evaluations in >8,000 patients ✓ 24-month HCRU data in >200 patients

36 Questions

37 Agenda Topic Time • Introduction to Pear Therapeutics 20 minutes • Medical: Clinical Data and Evidence 60 minutes • Market Access: Payment Infrastructure 60 minutes • Wrap Up 10 minutes

38 Dr. Trey Causey Chief Medical Officer Crossroads Treatment Centers

39 Why are we here? Why do we care about data? Why do we care about market access? • 40M+ people suffer from addiction1 • Overdose rates have eclipsed 100,000 people per year2 • 30M+ people suffer from chronic insomnia3 • 30% of people using sleeping pills are addicted to them4 • Proves our products work for patients • Demonstrates durable outcomes even after patients finish treatment • Supports payors as they determine value of PDTs • Only 10% of patients with addiction conditions access treatment5 • There are no other FDA authorized therapies for addiction to stimulants • <700 providers are licensed to provide CBT-I6 Pear is helping to build a payment infrastructure to support broad access to PDTs for patients in need of sustainable solutions

40 Commercial State Federal Patient Populations Employer-insured and Self- insured Medicaid-insured and Uninsured Medicare, VA, and DoD Benefit Type Pharmacy, DME or Access Agreements Pharmacy, DME or Access Agreements Pharmacy, DME or Access Agreements reSET patient population ++ ++ ++ reSET-O patient population ++ +++ + Somryst patient population +++ + ++ Pear has focused on developing access pathways to PDTs across all major patient populations + = small population ++ = average population +++ = large population

41 Granted upon application to CMS • HCPCS (Healthcare Common Procedure Coding System) • Products • Paid via medical benefit (i.e., Durable Medical Equipment) • CPT (Current Procedural Terminology) • Physician services • Paid via medical benefit (i.e., fee schedules) PDTs, like other therapy classes, utilize existing coding frameworks Granted following FDA approval / authorization • NDC (National Drug Code) • Drugs • Paid via Pharmacy benefit (i.e., formularies) • UDI (Unique Device Identifier) • Medical Devices • Paid via various benefits

42 Product Reimbursement Clinician Reimbursement PDTs • NDC (pharmacy) • HCPCS (medical) • RTM CPT codes (medical) Injection and Infusion Services • NDC (pharmacy) • Injection and Infusion CPT codes (medical) Continuous Glucose Monitoring (CGM) • NDC (pharmacy) • HCPCS (medical) • Continuous Glucose Monitoring CPT codes (medical) The PDT coding framework is developing similarly to other large-scale product classes

43 • NDC-like (pharmacy) • HCPCS (medical) • CPT (medical) • NDC • reSET: 96439-0011-01 • reSET-O: 96439-0021-01 • Somryst: 96439-0030-01 • HCPCS • A9291 • RTM CPT Codes • 98975 • 98980 • 98981 PDTs have a growing set of codes for both products and clinician time

44 Payors can now utilize various access pathways Access Agreements Pharmacy Medical (via DME) Coding Both Modified UDI into NDC-like code HCPCS A9291 Billing Direct Pharmacy DME Supplier Time to process Minutes Minutes to days Days to weeks Payment Volume and/or Value-Based Rebate Volume and/or Value-Based Rebate Discount

45 Pear’s real-world data and emerging coding framework enable more opportunities with large national / regional payors Book of Business Relevant Business Units Available Opportunities Commercial • PBM • Health Plan • Employers • Value based contracts facilitated through PBMs • Scalable access agreements across behavioral health • Medical coverage via DME State Medicaid • Fee for Service • Medicaid Managed Care • State and Federal Funding • Value based contracts facilitated through intermediaries • Access agreements funded by state Federal • Medicare Advantage • VA / DoD • DME billing facilitated by HCPCS codes

46 Federal Government Momentum • Medicare Coverage via Federal Legislation8 • Medicare Coverage via HCPCS Workgroup9 Government affairs activities are driving for patient access Access to Prescription Digital Therapeutics Act of 20221 Original Sponsors: • U.S. Senators Shelley Moore Capito (R-W.Va.) and Jeanne Shaheen (D-N.H.) • U.S. Representatives David McKinley (R-W.Va.-01) and Mike Thompson (D-Calif.-05) Purpose: • Create Medicare benefit category for PDTs State Government Momentum • Enabling Medicaid Coverage via Legislation in 5 states10 • Funding State Coverage via Federal grants11 Momentum via Biden Administration initiatives and policies7

47 Access agreements with states can augment Medicaid coverage using multi-year funding sources • Federal grants totaling over $20B annually flow into states through various vehicles12 • Settlement funds from class action lawsuits are still being settled and are beginning to flow to states (~$4.5B allocated to date)13 • General Funds available via state line-item budgets (no max $$) • Over $25B annually spent by governments to address opioid epidemic12-13 • This does not include NGOs and charity organizations which partner with governments

48 PDTS have a growing set of codes for both products and clinician time • NDC-like (pharmacy) • HCPCS (medical) • CPT (medical) • NDC • reSET: 96439-0011-01 • reSET-O: 96439-0021-01 • Somryst: 96439-0030-01 • HCPCS • A9291 • RTM CPT Codes • 98975 • 98980 • 98981

49 CPT codes may provide payment to physicians for certain services they provide around PDTs What do the RTM CPT codes cover? • Certain services related to remote monitoring of therapy adherence and therapy response (including CBT services) • Billing for Monitoring and Adherence of remote digital CBT services are operational and supply codes are coming in 2023 When do they go into effect? How many states are covering? • ~50% of states where reSET or reSET-O are prescribed are covering under their Medicaid fee schedule14-33 How much do the codes pay? • $114 for initial service delivery ($19 for initiation, $55 for data transmission, $40 for 20 minutes of time) 34

50 Dr. Scott Whittle Former Medical Director Intermountain Healthcare

51 Total Prescriptions Fulfillment Rate Payment Rate Average Selling Price (ASP) CPT Codes RECENT MILESTONES EMR Integration Real-World Health Economic Evidence State and Federal Legislation HCPCS Code Access Agreements Pear is committed to providing PDTs at scale

52 Questions

53 Agenda Topic Time • Introduction to Pear Therapeutics 20 minutes • Medical: Clinical Data and Evidence 60 minutes • Market Access: Payment Infrastructure 60 minutes • Wrap Up 10 minutes

54 Copyright 2022, Pear Therapeutics, Inc. All rights reserved.

55 Introduction to Pear Therapeutics 1. https://www.samhsa.gov/data/sites/default/files/reports/rpt35325/NSDUHFFRPDFWHTMLFiles2020/2020NSDUHFFR1PDFW102121.pdf 2. https://www.ajmc.com/view/insomnia-overview-epidemiology-pathophysiology-diagnosis-and-monitoring-and-nonpharmacologic-therapy 3. Total Prescriptions = (a) the imputed number of prescriptions based on revenue recognized under access agreements, plus (b) the number of prescriptions written for which are not imputed under access 4. Fulfillment Rate = (a) the number of prescriptions for which either a patient commences therapy or there is a contractual payment obligation and revenue has been recognized divided by (b) Total Prescriptions 5. Payment Rate = (a) the number of prescriptions for which the company receives payment divided by (b) Fulfilled Prescriptions. (Fulfilled Prescriptions times Payment Rate equals Paid Prescriptions 6. Average Selling Price (ASP) = the average price received by the Company per script for which the Company receives payment 7. Maricich YA, Xiong X, Gerwien R, Kuo A, et al. (2020): Real-world evidence for a prescription digital therapeutic to treat opioid use disorder, Current Medical Research and Opinion, 37(2):175-183. DOI: 10.1080/03007995.2020.1846023 8. Maricich YA, Gerwien R, Kuo A, Malone DC & Velez FF. (2021): Real-world use and clinical outcomes after 24 weeks of treatment with a prescription digital therapeutic for opioid use disorder. Hospital Practice, 49(5), 348–355. https://doi.org/10.1080/21548331.2021.1974243 9. reSET® Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020. 10. reSET-O® Clinician Directions for Use. Boston, MA: Pear Therapeutics, Inc. 2020. 11. HCP ATU / Internal Data on File 12. Velez FF, Ruetsch C, & Maricich Y. (2021): Evidence of long-term real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic. Expert Review of Pharmacoeconomics & Outcomes Research, 21(4), 519–520. https://doi.org/10.1080/14737167.2021.1939687 References

56 References Medical: Clinical Data and Evidence 1. https://www.samhsa.gov/data/sites/default/files/reports/rpt35325/NSDUHFFRPDFWHTMLFiles2020/2020NSDUHFFR1PDFW102121.pdf 2. https://www.ajmc.com/view/insomnia-overview-epidemiology-pathophysiology-diagnosis-and-monitoring-and-nonpharmacologic-therapy 3. Campbell AN, Nunes EV, Matthews AG, Stitzer M, Miele GM, Polsky D, Turrigiano E, Walters S, McClure EA, Kyle TL, Wahle A, Van Veldhuisen P, Goldman B, Babcock D, Stabile PQ, Winhusen T, Ghitza UE. (2014): Internet-delivered treatment for substance abuse: a multisite randomized controlled trial. Am J Psychiatry.171(6):683-90. doi: 10.1176/appi.ajp.2014.13081055. 4. Chaple M, Sacks S, McKendrick K, et al. (2016): A Comparative Study of the Therapeutic Education System for Incarcerated Substance-Abusing Offenders. The Prison Journal. 96(3):485-508. doi:10.1177/0032885516636858 5. Shah N, et al. Advances in Therapy. Accepted (in press). 2022. https://doi.org/10.6084/m9.figshare.19950266.v3 6. Xiong X, Braun S, Shafai G, Hare B, Luderer H, Stitzer M, Maricich Y. A Prescription Digital Therapeutic for Substance Use Disorder: Real World Engagement and Abstinence Patterns. Poster presented at: AcademyHealth; June 4-7, 2022; Washington, DC. 7. Christensen DR, Landes RD, Jackson L, et al. Adding an Internet-delivered treatment to an efficacious treatment package for opioid dependence. J Consult Clin Psychol. 2014;82(6):964-972. doi:10.1037/a0037496. 8. Maricich YA, Bickel WK, Marsch LA, Gatchalian K, Botbyl J, Luderer HF. (2021): Safety and efficacy of a prescription digital therapeutic as an adjunct to buprenorphine for treatment of opioid use disorder. Curr Med Res Opin. 37(2):167-173. doi: 10.1080/03007995.2020.1846022. 9. Bickel WK, Marsch LA, Buchhalter AR, Badger GJ. (2008): Computerized behavior therapy for opioid-dependent outpatients: a randomized controlled trial. Exp Clin Psychopharmacol. 16(2):132-143. 10. Maricich et al. Current Medical Research and Opinion. 2020;37(2):175-183 11. Maricich et al. Hospital Practice. 2021;49(5), 348–355. 12. Velez FF, Colman S, Kauffman L, Ruetsch C, Anastassopoulos K. (2020): Real-world reduction in healthcare resource utilization following treatment of opioid use disorder with reSET-O, a novel prescription digital therapeutic, Expert Review of Pharmacoeconomics & Outcomes Research, DOI: 10.1080/14737167.2021.1840357. 13. Velez FF, Colman S, Kauffman L, Ruetsch C, Anastassopoulos K, Maricich YA. (2021): Comparison of Healthcare Resource Utilization Between Patients Who Engaged or Did Not Engage With a Prescription Digital Therapeutic for Opioid Use Disorder. Clinicoecon Outcomes Res. 13:909-916 14. Shah, et al. Changes in Healthcare Resource Utilization in Patients Using an FDA-Authorized Prescription Digital Therapeutic for Opioid Use Disorder Over a 12-Month Period. ISPOR, Washington, DC, May 15-18,2022; Velez F, et al. Advances in Therapy. Submitted. 2022.

57 References Medical: Clinical Data and Evidence 15. Ritterband LM, Thorndike FP, Ingersoll KS, et al. (2017): Effect of a Web-Based Cognitive Behavior Therapy for Insomnia Intervention With 1-Year Follow-up: A Randomized Clinical Trial. JAMA Psychiatry. 74(1):68–75. doi:10.1001/jamapsychiatry.2016.3249. 16. Christensen H, Batterham PJ, Gosling JA, et al. Effectiveness of an online insomnia program (SHUTi) for prevention of depressive episodes (the GoodNight Study): a randomised controlled trial. Lancet Psychiatry. 2016;3(4):333-341. 17. Forma, et al. Healthcare-Related Costs 24 Months After Treatment With a Prescription Digital Therapeutic for Chronic Insomnia. ISPOR, Washington, DC, May 15-18,2022. 18. Ritterband LM, Thorndike FP, Morin CM, Gerwien R, Enman NM, Xiong R, Luderer HF, Edington S, Braun S, Maricich YA. (2022): Real-world evidence from users of a behavioral digital therapeutic for chronic insomnia. Behaviour Research and Therapy, 153, 104084. https://doi.org/https://doi.org/10.1016/j.brat.2022.104084 19. Ritterband, L., Shaffer, K., Thorndike, F., et. al. An RCT of an Internet Intervention for Insomnia Tailored for Older Adults (SHUTi-OASIS). World Sleep Congress 2022. (DREAM) 20. Shaffer, K., Ingersoll, K., Chow, P., Thorndike, F., Bailey, E., Shepard, J., & Ritterband, L. (in press). Qualitative Interviews Following a Pilot Study of an Internet-Based Cognitive-Behavioral Treatment for Insomnia with Cancer Survivors: Commentary on Timing and Cancer-Specific Tailoring. Psycho- Oncology. 21. Zachariae, R., Amidi A., Damholdt, M. F., Clausen, C. D. R., Dahlgaard, J., Lord, H., Thorndike, F. P., & Ritterband, L. M. (2018). Internet-delivered cognitive-behavioral therapy for insomnia in breast cancer survivors: A randomized controlled trial. Journal of the National Cancer Institute, 110(8), 880-887. PMID: 29471478. https://doi.org/10.1093/jnci/djx293 22. Shaffer K, Ingersoll K, Chow P, et al. Timing and tailoring of internet‐based cognitive‐behavioral treatment for insomnia for cancer survivors: A qualitative study. Psychooncology. 2019; 28(9): 1934-1937. https://doi.org/10.1002/pon.5180 23. Ritterband, L. M., Bailey, E. T., Thorndike, F. P., Lord, H. R., Farrell-Carnahan, L., & Baum, L. D. (2011). Initial evaluation of an Internet intervention to improve the sleep of cancer survivors with insomnia. Psycho-Oncology, 21(7), 695-705. PMCID: PMC3424270 https://doi.org/10.1002/pon.1969 24. Zhou ES, Recklitis CJ. Internet-delivered insomnia intervention improves sleep and quality of life for adolescent and young adult cancer survivors. 2020;(May):1-8. doi:10.1002/pbc.28506 25. Zhou ES, Ritterband LM, Bethea TN, Robles YP, Heeren TC, Rosenberg L. Effect of Culturally Tailored, Internet-Delivered Cognitive Behavioral Therapy for Insomnia in Black Women: A Randomized Clinical Trial. JAMA Psychiatry. 2022;79(6):538–549. doi:10.1001/jamapsychiatry.2022.0653

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63 Market Access: Payment Infrastructure 1. https://www.samhsa.gov/data/sites/default/files/reports/rpt35325/NSDUHFFRPDFWHTMLFiles2020/2020NSDUHFFR1PDFW102121.pdf 2. https://www.cdc.gov/nchs/pressroom/nchs_press_releases/2021/20211117.htm 3. https://www.ajmc.com/view/insomnia-overview-epidemiology-pathophysiology-diagnosis-and-monitoring-and-nonpharmacologic-therapy 4. https://www.therecoveryvillage.com/sleeping-pill- addiction/#:~:text=It's%20estimated%20that%20around%20thirty,prescription%20sleeping%20pill%20are%20addicted 5. Center for Behavioral Health Statistics and Quality. (2016). Results from the 2015 National Survey on Drug Use and Health: Detailed tables. Rockville, MD: Substance Abuse and Mental Health Services Administration. 6. Thomas A, Grandner M, Nowakowski S, Nesom G, Corbitt C, Perlis ML. Where are the Behavioral Sleep Medicine Providers and Where are They Needed? A Geographic Assessment. Behav Sleep Med. 2016;14(6):687-698. doi:10.1080/15402002.2016.1173551 7. https://www.whitehouse.gov/wp-content/uploads/2022/04/National-Drug-Control-2022Strategy.pdf) 8. https://www.capito.senate.gov/news/press-releases/sens-capito-shaheen-reps-mckinley-thompson-introduce-bipartisan-access-to- prescription_digital-therapeutics-act 9. https://www.cms.gov/files/document/hcpcs-public-meeting-agenda-non-drug-and-non-biological-items-and-services-june-8-2022-updated.pdf 10. Bills: DE (SCR73), KY (HJR28), MI (HB4398), MN (HF2924, SF2689, SF4053, HF4299) NY (S559, A3642, S8316, A10385) 11. Using Technology-Based Therapeutic Tools in Behavioral Health Services. SAMHSA. 2015. 12. https://www.samhsa.gov/grants/awards 13. https://www.opioidsettlementtracker.com/globalsettlementtracker/#statuses 14. https://www.azahcccs.gov/PlansProviders/FeeForServiceHealthPlans/physicianrates.html 15. https://www.njmmis.com/hospitalinfo.aspx 16. https://eohhs.ri.gov/providers-partners/fee-schedules 17. https://chfs.ky.gov/agencies/dms/Pages/feesrates.aspx References

64 Market Access: Payment Infrastructure 18. https://mainecare.maine.gov/Provider%20Fee%20Schedules/Forms/Publication.aspx?RootFolder=%2FProvider%20Fee%20Schedules%2FMaineCare %20UCR&FolderCTID=0x012000264D1FBA0C2BB247BF40A2C571600E81&View=%7B69CEE1D4%2DA5CC%2D4DAE%2D93B6%2D72A66DE366E0%7D 19. http://provider.indianamedicaid.com/ihcp/Publications/MaxFee/fee_home.asp 20. https://medicaid.ohio.gov/resources-for-providers/billing/fee-schedule-and-rates/schedules-and-rates 21. https://medicaid.ncdhhs.gov/providers/fee-schedules/physician-services-fee-schedules 22. https://dhs.iowa.gov/ime/providers/csrp/fee-schedule 23. https://www.mmis.georgia.gov/portal/PubAccess.Provider%20Information/Fee%20Schedules/tabId/20/Default.aspx 24. https://hcpf.colorado.gov/provider-rates-fee-schedule 25. https://nhmmis.nh.gov/portals/wps/portal/DocumentsandForms 26. https://www2.illinois.gov/hfs/MedicalProviders/MedicaidReimbursement/Pages/Practitioner.aspx 27. https://mn.gov/dhs/assets/mhcp-fee-schedule_tcm1053-294225.pdf 28. https://dhhs.ne.gov/Pages/Medicaid-Provider-Rates-and-Fee-Schedules.aspx#InplviewHashd0c735e5-ed55-4b8e-b5e1- 056e3fd349dd=Paged%3DTRUE-p_Fee_x0020_Schedule%3DPhysical%2520Therapy%2520and%2520Occupational%2520Therapy%2520Services- p_Effective_x0020_Date%3D20200701%252005%253a00%253a00-p_ID%3D278-FolderCTID%3D0x012001-PageFirstRow%3D241 29. https://www.hsd.state.nm.us/providers/fee-for-service/ 30. https://health.utah.gov/stplan/lookup/CoverageLookup.php 31. https://medicaidpublications.dhss.delaware.gov/docs/search/EntryId/17 32. https://medicaid.ms.gov/providers/fee-schedules-and-rates/ 33. https://medicaidprovider.mt.gov/providertype 34. https://www.cms.gov/medicare/physician-fee-schedule/search?Y=0&T=0&HT=2&CT=0&H1=98975&H2=98981&M=5 References